SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): May 20, 2010


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the    Commission File No. 000-25933      I.R.S. Employer
laws of South Carolina                                     Identification No.
                                                                57-1079460



                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07  Submission of Matters to a Vote of Security Holders.

         The Company held its Annual Meeting of Shareholders on May 20, 2010. At that meeting two matters were voted upon as follow:

(1) Two directors were elected to each serve three year terms. The voting results were as follow:

Name                         FOR             WITHHOLD        BROKER NON-VOTES
----                         ---             --------        ----------------

L. Wayne Pearson          2,703,089             80,716             -
Robert M. Scott           2,703,354             80,451             -

The following directors' terms of office continued after the Annual Meeting:

James P. Smith (2011), Tommy B. Baker (2012), William A. Coates (2012), and Stephen F. Hutchinson (2012).

(2) Adoption of the 2010 Employee Stock Purchase Plan was approved. The voting results were as follows:

                                                                     BROKER
            FOR               AGAINST           ABSTENTIONS         NON-VOTES
            ---               -------           -----------        ----------

         2,407,900            362,361             13,544               -

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date: May 20, 2010                  By: /s/ William C. Heslop
                                       -----------------------------------------
                                    William C. Heslop
                                    Senior Vice President and Chief Financial
                                    Officer